1,900,000 Shares

                   STARTEC GLOBAL COMMUNICATIONS CORPORATION

                                  Common Stock
                          (Par Value $0.01 Per Share)

                             UNDERWRITING AGREEMENT


                               September __, 1997


FERRIS, BAKER WATTS, INCORPORATED
BOENNING & SCATTERGOOD, INC.
  As Representatives of the
  Several Underwriters Identified
  In Schedule I Hereto,
c/o Ferris, Baker Watts, Incorporated
1720 Eye Street, N.W.
Washington, D.C.  20006

Ladies and Gentlemen:

         SECTION 1. INTRODUCTION. STARTEC Global Communications Corporation, a Maryland corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters"), for which Ferris, Baker Watts, Inc. and Boenning & Scattergood, Inc. are acting as Representatives (the "Representatives"), an aggregate of 1,900,000 shares and, at the election of the Underwriters, up to 285,000 additional shares of Common Stock, par value $0.01 per share ("Stock"), of the Company. The 1,900,000 shares to be sold by the Company are herein called the "Firm Shares" and the 285,000 additional shares to be sold by the Company are herein called the "Optional Shares." The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to hereof are herein collectively called the "Shares."

         SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each of the Underwriters that:

              (a) A registration statement on Form S-1 (File No. 333- ) under the Securities Act of 1933, as amended (the "Act"), with respect to the Shares, including a form of prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (the "Rules and Regulations"). Such registration statement has been filed with the Commission under the

Act and one or more amendments to such registration statement may also have been so filed. After the execution of this Agreement, the Company shall file with the Commission a Prospectus (as hereinafter defined) which shall have been provided to, and approved by, the Representatives prior to the filing thereof. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended and revised at the time when such registration statement becomes effective, including all financial schedules and exhibits thereto and any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined). The term "Preliminary Prospectus" means each prospectus subject to completion contained in such registration statement or any amendment thereto before the Registration Statement was or is declared effective, or such prospectus subject to completion filed pursuant to Rule 424(a) under the Act which omits the information permitted under Rule 430A. The term "Prospectus" means a prospectus, including any amendments or supplements thereto, relating to the Registration Statement that includes all the information contained in the most recently filed Preliminary Prospectus in addition to such information which may have been omitted in any Preliminary Prospectus pursuant to Rule 430A under the Act. To the extent the Company relies on Rule 462(b) under the Act to increase the maximum aggregate offering price, the Company shall have made in a timely manner any filing required under Rule 462(b) and such filing shall be in compliance with such Rule. Copies of the Registration Statement, any amendment thereto and any Preliminary Prospectus filed with the Commission have been delivered by the Company to the Representatives on behalf of the Underwriters. The Registration Statement any and post-effective amendments thereto have been declared effective by the Commission.

              (b) The Commission has not issued any order suspending the effectiveness of the Registration Statement, any post-effective amendment thereto or Rule 462(b) Registration Statement, if any, or preventing or suspending the use of any Preliminary Prospectus, the Prospectus, the Registration Statement or any amendment of supplement thereto or suspending the registration of the Shares, nor has the Commission instituted or threatened to institute any proceedings with respect to such an order. Each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Rules and Regulations thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

              (c) The Registration Statement conforms, and the Prospectus (or the most recent Preliminary Prospectus) and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations thereunder. The Registration

Statement and any post-effective amendment thereto, as of the applicable effective date or dates, and each Preliminary Prospectus and Prospectus, as of the date each such Preliminary Prospectus or Prospectus is filed and at all times subsequent thereto up to and including the Closing Date (as defined in
Section 5 hereof) and the Option Closing Date (as defined in Section 5 hereof), and during such longer period during which the Prospectus may be required to be delivered in connection with sales to any dealer and during such longer period until any post-effective amendment thereto shall become effective, do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein, and no event will have occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not then been set forth in such an amendment or supplement.

              (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Maryland, its jurisdiction of incorporation, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for those jurisdictions in which the failure to so qualify has not had and will not have a Material Adverse Effect (as hereinafter defined), and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. Each subsidiary of the Company in existence as of the date hereof (each a "Subsidiary" and together the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification (except for those jurisdictions in which the failure to so qualify has not had and will not have a Material Adverse Effect (as hereinafter defined). "Material Adverse Effect" means, when used in connection with the Company, any development, change or effect that is materially adverse to the business, properties, assets, net worth, condition (financial or other), results of operations or, prospects of the Company and its Subsidiaries, taken as a whole.

              (e) The Company has the duly authorized capitalization as set forth in the Prospectus (or most recent Preliminary Prospectus) and will have the adjusted capitalization set forth therein at the Closing Date, based on the assumptions set forth therein. All of the shares of capital stock of the Company issued and outstanding have been duly and validly authorized and issued, are fully paid and non-assessable, without personal liability attaching to the ownership thereof, and none of such shares have been issued or are owned or held in violation of any preemptive or other rights of securityholders or other persons to acquire securities of the Company. As of the Closing Date, the securities of the Company including, without limitation, the Stock, the Shares, the warrants (the "Underwriters' Warrants") to be issued to the Representatives pursuant to the Underwriters' Warrant Agreement of even date herewith (the "Underwriters' Warrant Agreement") conform to all statements relating thereto contained in the Registration Statement or the Prospectus. With respect to each Subsidiary of the Company, all of the issued and outstanding shares of capital stock are fully paid and non-assessable, without personal liability attaching to the ownership thereof, and none of such shares have been issued or are owned or held in violation of any preemptive or other rights of securityholders or other persons to acquire securities of the Company and (except as otherwise described in the Prospectus (or the most recent Preliminary Prospectus)) are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims. Other than as disclosed in the Prospectus (or the most recent Preliminary Prospectus), there are no holders of the securities of the Company having rights to registration thereof or pre-emptive rights to purchase capital stock of the Company. Except as created hereby or described in the Prospectus or most recently filed Preliminary Prospectus, there are no commitments, plans or arrangements to issue, and no outstanding options, warrants or other rights, calling for issuance of, any shares of capital stock of the Company or any of its Subsidiaries or any security or other instrument which, by its terms, is convertible into, exercisable for, or exchangeable for capital stock of the Company or any of its Subsidiaries. Except as described in the Prospectus or the most recently filed Preliminary Prospectus, there is no outstanding security or other instrument which, by its terms, is convertible into, exercisable for, or exchangeable for capital stock of the Company or any of its Subsidiaries.

              (f) The Shares and the Underwriters' Warrants have been duly and validly authorized. When the Shares are issued and delivered against payment therefor as provided herein, or when the Underwriters' Warrants are issued and delivered in accordance with the terms hereof, thereof and of the Underwriters' Warrant Agreement, such Shares and such Underwriters' Warrants, will be duly and validly issued and fully paid and non-assessable, will not have been issued in violation of any preemptive or other rights of securityholders or other persons to acquire securities of the Company and will conform to all statements relating thereto in the Registration Statement and the Prospectus. Good and marketable title to the Shares and the Underwriters' Warrants will pass to the Underwriters on the Closing Date free and clear of any lien, encumbrance, security interest, claim or other restriction whatsoever. The shares to be issued upon exercise of the Underwriters' Warrants (the "Warrant Shares") have been duly authorized and validly reserved for issuance and, when issued, paid for and delivered in accordance with the terms of the Underwriters' Warrants and the Underwriters' Warrant Agreement will be duly and validly issued and fully paid and non-assessable, will not have been issued in violation of any preemptive or other rights of securityholders or other persons to acquire securities of the Company and will conform to all statements relating thereto in the Registration Statement and the Prospectus (or most recent Preliminary Prospectus).

Good and marketable title, free and clear of any lien, encumbrance, security interest, claim or other restriction whatsoever, will pass to the holders of Warrant Shares issued upon exercise of Underwriters' Warrants in accordance with the terms thereof and of the Underwriters' Warrant Agreement. The Company has received, subject to notice of issuance, approval to have the Shares listed on The Nasdaq National Market ("NNM") and the Company knows of no reason or set of facts which is likely to adversely affect such approval.

              (g) The financial statements and the related notes and schedules thereto included in the Registration Statement and the Prospectus or the most recent Preliminary Prospectus fairly present the financial condition, results of operations, stockholders' equity and cash flows, and the other information purported to be shown therein, of the Company and its Subsidiaries, on a consolidated basis at the respective dates and for the respective periods specified therein. Such financial statements and the related notes and schedules thereto have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein and have been properly derived from the books and records of the Company and such financial statements as are audited have been examined by Arthur Andersen LLP, who are independent public accountants within the meaning of the Act and the Rules and Regulations, as indicated in their reports filed therewith. The selected financial information and statistical data set forth under the captions "Prospectus SummaryuSummary Financial Data," "Capitalization," "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business" in the Prospectus (or the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus or such Preliminary Prospectus, the information included therein and have been properly derived from the financial statements and other operating records of the Company and its Subsidiaries. No other financial statements or financial information, except that which is contained in the Registration Statement, the Prospectus or the most recent Preliminary Prospectus is required by Form S-1, the Rules and Regulations, or otherwise, to be included in the Registration Statement, the Prospectus or such Preliminary Prospectus.

              (h) Since the respective dates as of which information is given in the Prospectus (or the most recent Preliminary Prospectus), and except as otherwise may be stated therein (i) neither the Company, nor any of its Subsidiaries has entered into any transaction or incurred any liability or obligation, contingent or otherwise, which is material to the Company and its Subsidiaries, taken as a whole, (ii) there has not been any change in the outstanding capital stock of the Company or any of its Subsidiaries, or any issuance of options, warrants or rights to purchase the capital stock of the Company or any of its Subsidiaries, or any material increase in the long-term debt of the Company or any of its Subsidiaries, or any material adverse change in the business, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries, (iii) no loss or damage (whether or not insured) to the properties of the Company or any of its Subsidiaries has been sustained which has resulted in a Material Adverse Effect, (iv) neither the Company nor any of its subsidiaries has paid or declared any dividend or other distribution with respect to its stock, and (v) there has not been any change, contingent or otherwise, in the direct or indirect control of the Company or any of its Subsidiaries nor, to the best knowledge of the Company, do there exist any circumstances which would likely result in such a change.

              (i) The Company and each of its Subsidiaries has filed all foreign, federal, state and local income, franchise and other material tax returns required to be filed (or have obtained extensions with respect thereto) and has paid all taxes shown as due thereunder and all assessments received by it to the extent that payment has become due, and the Company has no knowledge of any tax deficiency which might be assessed against the Company or any of its Subsidiaries which, if so assessed, would be reasonably expected to have a Material Adverse Effect.

              (j) The Company and each of its Subsidiaries maintains insurance of the types and in amounts which the Company reasonably believes to be adequate for its business in such amounts and with such deductibles as are customary for companies in the same or similar business, all of which insurance is in full force and effect.

              (k) Other than as set forth in the Prospectus (or most recent Preliminary Prospectus), there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or to which any property of the Company or any of its Subsidiaries is the subject which (i) challenges the validity of the capital stock of the Company or this Agreement or the Underwriters' Warrant Agreement, or of any action taken or to be taken by the Company pursuant to or in connection herewith or therewith, (ii) is required to be disclosed in the Registration Statement or Prospectus (or most recent Preliminary Prospectus), or (iii) if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and to the Company's best knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others. Any such proceedings that are set forth in the Prospectus (or most recent Preliminary Prospectus) are fairly and accurately summarized therein.

              (l) The Company has full legal right, power and authority to enter into this Agreement and the Underwriters' Warrant Agreement and to consummate the transactions provided for and perform its obligations as provided herein and therein. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery and performance by the Company of this Agreement and the Underwriters' Warrant Agreement. This Agreement and the Underwriters' Warrant Agreement have been duly authorized, executed and delivered by the Company and, assuming each is a binding agreement of yours, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms

(except  as  such  enforceability  may  be  limited  by  applicable  bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws).

              (m) The Company's execution and performance of this Agreement and the Underwriters' Warrant Agreement, including, without limitation, application of the net proceeds of the offering, if and when received, as described in the Prospectus (or most recent Preliminary Prospectus) under the caption "Use of Proceeds," will not violate any provision of the Articles of Incorporation or Bylaws or any similar constitutive documents of the Company or any of its Subsidiaries, or any law, rule or regulation applicable to the Company or any of its Subsidiaries of any government, court, regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its Subsidiaries or any of their respective businesses or properties, and will not result in the breach, or be in contravention, of any loan agreement, lease, franchise, license, note, bond, other evidence of indebtedness, indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which their respective property is or may be subject, or any statute, judgment, decree, order, rule or regulation applicable to the Company or any of its Subsidiaries of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their respective businesses, activities or properties, except those, if any, that are described in the Prospectus (or most recent Preliminary Prospectus) or those which would not, individually or in the aggregate, have a Material Adverse Effect.

              (n) All executed agreements or copies of executed agreements filed as exhibits to the Registration Statement to which the Company or any of its Subsidiaries is a party or by which any of them is or may be bound or to which any of their respective assets, properties or businesses is or may be subject have been duly and validly authorized, executed and delivered by the Company or the relevant Subsidiary or Subsidiaries and, assuming that each is a binding obligation of the other party or parties thereto, constitutes the legal, valid and binding agreement of the Company or such Subsidiary or Subsidiaries, enforceable against it or them in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors' rights generally, and general equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws). The descriptions in the Prospectus and Preliminary Prospectus of contracts and other documents are accurate and fairly present the information required to be disclosed with respect thereto by the Act and the Rules and

Regulations, and there are no contracts or other documents which are required by the Act or the Rules and Regulations to be described in the Prospectus or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

              (o) The Company and each of its Subsidiaries has good and marketable title in fee simple to all real property and good title to all other property and assets owned thereby as set forth in the Prospectus (or most recent Preliminary Prospectus), in each case free and clear of all liens, security interests, pledges, charges, mortgages and other defects and encumbrances, except such as are described in the Prospectus (or most recent Preliminary Prospectus) or such as do not materially affect the value of such property, and do not interfere with the use made and proposed to be made of such property by the Company or its Subsidiaries; and any real properties and buildings held under lease by the Company or any of its Subsidiaries are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries. No real property owned, leased, licensed or used by the Company or any of its Subsidiaries is situated in an area which is, or to the best knowledge of the Company, will be subject to zoning, use, or building code restrictions which would prohibit (and no state of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, licensing, or use of any real or personal property exists or will exist which would prevent) the continued effective ownership, leasing, licensing, or use of such real property in the business of the Company or its Subsidiaries as presently conducted or as the Prospectus (or most recent Preliminary Prospectus) indicates any of them contemplate conducting such business in the future, except as disclosed in the Prospectus (or most recent Preliminary Prospectus).

              (p)  No  consent,   authorization,   approval,   order,   license,
certificate, declaration or permit of or from, or filing with, any governmental or regulatory authority, agent, board or other body is required for the issue and sale of the Shares by the Company and the execution, delivery or performance by the Company of this Agreement or the Underwriters' Warrant Agreement, or the issuance of the Warrant Shares in accordance with the terms of the Underwriters' Warrants and the Underwriters' Warrant Agreement, except for the registration under the Act of the Shares and the registration of the Stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each of which has been made or obtained, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, and such approval as may be required from the NNM to have the Shares listed thereon. No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company or any of its Subsidiaries are a party, or to which any of their  properties  or assets are  subject,  is  required  for the  execution,
delivery  or  performance  of  this  Agreement  or  the  Underwriters'   Warrant
Agreement.

              (q) Neither the Company nor any of its Subsidiaries is in violation of its Charter or Bylaws or similar constitutive documents; neither the Company nor any of its Subsidiaries is (or, as a result of the passage of time or based on its projected plans of operations, will be) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which default may reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or which could in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement or the offering of the Shares in the manner contemplated herein and in the Registration Statement and the Prospectus (or most recent Preliminary Prospectus) and each such indenture, mortgage, deed of trust, loan agreement lease or other agreement or instrument is in full force and effect and is a legal, valid and binding obligation of the Company or is Subsidiary or Subsidiaries, as the case may be and, to the best knowledge of the Company, of each other party thereto.

              (r) The  statements  set forth in the  Prospectus  (or most recent
Preliminary Prospectus) under the caption "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the Company's securities, and under the captions "Shares Eligible For Future Sale," "Business," "Management" and "Underwriting" (except, with respect to the statements under the caption "Underwriting," for information furnished in writing to the Company by the Underwriters through the Representatives expressly for use therein), insofar as they purport to describe the provisions of the laws and the provisions of documents referred to therein, are accurate and fairly summarize such provisions.

              (s) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an "affiliated person" of or a "promoter" or "principal underwriter" of or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940 (the "Investment Company Act").

              (t) The Company and each of its Subsidiaries owns or is licensed or otherwise has sufficient right to use the proprietary knowledge, inventions, patents, trademarks, service marks, trade names, logo marks and copyrights ("Intellectual Property") currently used in the conduct of their respective businesses, except for those patents, trademarks, service marks, trade names, logo marks or copyrights with respect to which the failure to own or license same would not have a Material Adverse Effect. To the best knowledge of the Company, none of the activities engaged in by the Company or any of its Subsidiaries infringes upon or otherwise conflicts with Intellectual Property rights of others, except for any such conflicts that would not have a Material Adverse Effect, and no claims have been asserted against the Company or any of its Subsidiaries by any person with respect to the use of any such rights or challenging or questioning the validity or effectiveness of any such rights.

              (u) No labor disturbance by, or labor dispute with, the employees of the Company or any of its Subsidiaries exists or is threatened or imminent which may have a Material Adverse Effect.

              (v) Since its inception, the Company has not incurred any liability arising under or as a result of the application of the provisions of the Act.

              (w) The Company and each of its Subsidiaries (i) is in compliance with all environmental, safety, health or similar law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") applicable to its business, (ii) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its business, and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance, failure to receive such license or approval or failure to comply would not have a Material Adverse Effect.

              (x) The Company and each of its Subsidiaries is in compliance with all federal or state laws, including the rules and regulations promulgated thereunder, relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, and the provisions of the Employee Retirement Income Security Act of 1974, as amended, applicable to its business, except where such noncompliance would not have a Material Adverse Effect.

              (y) The Company and each of its Subsidiaries has full corporate power and authority and has obtained and holds all necessary consents authorizations approvals, orders, certificates and permits of and from, and have made all declarations and filings with, all U.S. and foreign, federal state or provincial, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus (or most recent Preliminary Prospectus), except to the extent that the failure to obtain or file would not have Material Adverse Effect, and except as otherwise described in the Prospectus (or most recent Preliminary Prospectus). Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to, and does not have reason to believe that any governmental body or agency is considering limiting, suspending, modifying or revoking, any such consent, authorization, approval, order, certificate or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

              (z) The Company and each of its Subsidiaries has all necessary applications, statements, reports, information, forms, consents, authorizations, approvals, orders, certificates and permits ("Licenses") of and from all United States federal or state authorities, including the Federal Communications Commission (the "FCC") and State Public Utilities Commissions to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus (or most recent Preliminary Prospectus), except to the extent that the failure to obtain or file would not have a Material Adverse Effect, and except as described in the Prospectus (or most recent Preliminary Prospectus).

              (aa) The Licenses are in full force and effect without conditions that would have a Material Adverse Effect , except for such conditions imposed generally by the FCC upon such licenses or conditions stated on the face of the Licenses, (ii) all express conditions in the Licenses have been satisfied where the failure to satisfy such conditions would have a Material Adverse Effect, and
(iii) neither the Company nor any of its Subsidiaries has received any notification that any revocation or limitation of the Licenses is threatened or pending that would have a Material Adverse Effect.

              (bb) The Licenses are validly issued. The Company and each of its Subsidiaries has filed with the FCC all applications, statements, reports, information, forms, or any other document required under the Communications Act of 1934, as amended (the "Communications Act") and the rules and regulations thereunder, except where the failure to so file would not have a Material Adverse Effect, and such filings or submissions were in compliance with applicable laws or regulations when filed or submitted and no deficiencies have been asserted by the FCC with respect to such filings or submissions, except where the deficiency is of such a nature that failure to cure would not have a Material Adverse Effect, the information contained in such filings or submissions was, in all material respects, accurate, complete and up-to-date at the time the filings or submissions were made.

              (cc) With respect to matters relating to the regulation of long distance telecommunications carriers administered by United States federal or state authorities, including, and not limited to, the FCC and State Public Utilities Commissions, the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Underwriters' Warrant Agreement will not contravene any provisions of applicable law or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its Subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations hereunder or thereunder

              (dd) There is no proceeding, formal or informal complaint or investigation before the FCC against the Company or any of its Subsidiaries or any of the

Licenses or based on any violation or alleged violation by the Company or any of its subsidiaries of the Communications Act, except for proceedings affecting the industry generally to which neither the Company nor any of its Subsidiaries is a specific party.

              (ee) Neither the execution, delivery and performance of this Agreement by the Company, nor the issuance and sale of the Shares, the Underwriters' Warrants or the Warrant Shares, as described in the Registration Statement and Prospectus (or most recent Preliminary Prospectus), will conflict with, violate or require any authorization, approval, or consent under the Communications Act or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or cause any forfeiture or impairment of, any of the Licenses.

              (ff) Neither the Company nor any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent, or employee of the Company has, directly or indirectly, while acting on behalf of the Company (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity, (ii) made any unlawful contribution to any candidate for foreign or domestic office, or to any foreign or domestic government officials or employees or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or to foreign or domestic political parties or campaigns from corporate funds, or failed to disclose fully any contribution in violation of law, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any other unlawful payment.

              (gg) Neither the Company nor, to the Company's best knowledge, any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds which constitutes a violation by the Company of any law, rule or regulation or of a character required to be disclosed in the Prospectus (or most recent Preliminary Prospectus).

              (hh) With respect to state certificates of public convenience and necessity of other operating authorizations issued by state and public utility commissions or similar state governmental agencies (collectively "PUCs" and individually a "PUC") (such PUC certificates and authorizations are hereinafter referred to collectively as the "State Authorizations") held by the Company or any of its Subsidiaries, such State Authorizations are in full force and effect and are unimpaired by any act or omission of the Company or any of its employees or agents or the Company's Subsidiaries, in each case except where such authorization is not required or where the failure to so hold any such State Authorization would not have a Material Adverse Effect. The State Authorizations are all of the licenses, authorizations, consents and approvals necessary from the PUCs in order to allow the Company and each of its Subsidiaries to own their respective assets and carry on their respective businesses as currently being conducted, except where the failure to so hold any State Authorizations would not have a Material Adverse Effect. To the Company's best knowledge, there are no proceedings of any kind, including but not limited to rulemaking proceedings of general applicability in the industry or industries in which the Company operates, by or before any PUC, now pending or threatened, which, if adversely determined, would have a Material Adverse Effect. Neither the execution and delivery of this Agreement or the Underwriters' Warrant Agreement, nor the consummation of the transactions contemplated herein, therein and in the Registration Statement, will conflict with or result in a breach of, or require any authorization, approval or consent under the Communications Act, or the rules of the FCC or the communications statutes of any state or the policies or rules of any PUC. All applications, reports and other filings required by the FCC or any PUC to be filed as of the date hereof with respect to any FCC license or the State Authorizations, as the case may be, have been duly and currently filed as of the date hereof, except where the failure to so file would not have a Material Adverse Effect.

              (ii) The Company and each of its Subsidiaries has filed with the applicable foreign and domestic regulatory authorities each and every statement, report, information or form required by any applicable law, regulation or order, except where the failure to so file would not have a Material Adverse Effect, and all such filings or submissions were in compliance with applicable laws when filed, and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions, except where the failure to so file or cure would not have a Material Adverse Effect. The Company and each of its Subsidiaries has maintained in full force and effect all licenses and permits necessary or proper for the conduct of its business, except where the failure to do so would not have a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notification that any revocation or limitation thereof is threatened or pending that would have such an Effect. Except as disclosed in the Registration Statement and the Prospectus (or most recent Preliminary Prospectus), there is not pending any change under any law, regulation, license or permit that would have a Material Adverse Effect. Neither the Company nor any or its Subsidiaries has received any notice of, or, to the best knowledge of the Company, been threatened with or is under investigation with respect to, a violation or a possible violation of any provision of any law, regulation or order, except such violation or violations as would not have a Material Adverse Effect.

              (jj) The books, records and accounts and systems of internal accounting controls of the Company currently comply with the requirements of
Section 13(b)(2) of the Exchange Act.

              (kk) Neither the Company nor any of its officers, directors or affiliates (within the meaning of the Rules and Regulations) has taken, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which has constituted or which might in the future reasonably be expected to, cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of the Shares or otherwise.

              (ll) The minute books of the Company and each of its Subsidiaries are current and contain a correct and complete record of all corporate action taken by the respective Boards of Directors and stockholders of the Company and the Subsidiaries and all signatures contained therein are true signatures of the persons whose signatures they purport to be.

              (mm) Except as described in the Prospectus (or most recent Preliminary Prospectus), to the best knowledge of the Company there is no loss or threatened loss of any key customer, supplier, or account which loss would result in a Material Adverse Effect.

              (nn) Neither the Company nor any of its Subsidiaries has incurred,
directly  or  indirectly,   any  liability  for  a  fee,   commission  or  other
compensation on account of the employment of a broker or finder in connection with the offering and sale of the Shares contemplated by this Agreement.

              (oo) There are no business relationships or related party transactions of the nature described in Item 404 of Regulation S-K of the Rules and Regulations involving the Company, any of its Subsidiaries and any person referred to in Items 401 or 404 of such Regulation S-K, except as required to be described, and as so described, in the Prospectus (or most recent Preliminary Prospectus).

         SECTION 3. PURCHASE OF SECURITIES BY THE UNDERWRITERS. On the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth (i) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $_______, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (ii) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (i) of this Section 3, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by a fraction, the numerator of which is the number of Firm Shares to be purchased by each of you as set forth opposite your respective names in Schedule I hereto and the denominator of which is the aggregate number of Option Shares as to which such election has been exercised.

              The Company hereby grants to the Underwriters the right to purchase at their election up to 285,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering over-allotments, if any, in the sale of the Firm Shares. Each such election to purchase Optional Shares may be exercised only by written notice from the Representatives to the Company, given within a period of thirty (30) calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the Closing Date or, unless you and the Company otherwise agree in writing, no earlier than two (2) nor later than ten (10) business days after the date of such notice.

         SECTION 4. OFFERING OF THE SHARES BY THE UNDERWRITERS. Upon the authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         SECTION 5. DELIVERY OF AND PAYMENT FOR THE SHARES.

              (a) The Firm Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered, in such names as the Representatives may request upon at least forty-eight (48) hours' prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor in Federal (same day) funds. The Company will cause the certificates representing the Firm Shares to be made available for checking and packaging at least twenty-four (24) hours prior to the Closing Date (as defined below) with respect thereto at the office of Ferris, Baker Watts, Incorporated, 1720 Eye Street, N.W., Washington, D.C. 20006 (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, at ______ o'clock a.m., Washington, DC time, on ______________, 1997 or such other time and date as the Representatives and the Company may agree. Such time and date for delivery of the Firm Shares is herein called the "Closing Date."

              (b) Delivery any payment of any Optional Shares to be purchased by each Underwriter pursuant hereto shall be made at the Designated Office at _____ o'clock a.m., Washington, DC time, on the date specified by the Representatives in the written notice of the Underwriters' election to purchase such Optional Shares, or such other time and date as the Representatives and the Company may agree. Such time and date for delivery of Optional Shares, if not the Closing Date, is herein called the "Option Closing Date."

              (c) The documents to be delivered at the Closing Date or any Option Closing Date, as the case may be, by or on behalf of the parties hereto pursuant to

Section 8 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters will be delivered at the offices of Venable, Baetjer, Howard & Civiletti, LLP, 1201 New York Avenue, NW, Washington, DC 20005 (the "Closing Location"), and the Shares will be delivered at the Designated Office, on the Closing Date or the Option Closing Date, as the case may be.

              (d) A meeting will be held at the Closing Location at 2:00 p.m., Washington, D.C. time, on the business day next preceding Closing Date or any Option Closing Date, as the case may be, or at such other time as is mutually agreed upon by the parties hereto, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.

         SECTION 6. COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters as follows:

              (a)  The  Company   will  use  its  best   efforts  to  cause  the
Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as practicable. If required, the Company will file the Prospectus and any amendments or supplements thereto with the Commission in the manner and within the time period required by Rule 424(b). During any time when a prospectus relating to the Shares is required to be delivered under the Act, the Company will comply with all requirements imposed upon it by the Act and the Rules and Regulations to the extent necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented. With respect to any registration statement, prospectus, amendment, or supplement to be filed with the Commission in connection with the Shares, the Company will provide a copy of each such document to each of the Representatives a reasonable time prior to the date such document is proposed to be filed with the Commission and will not file any such document without the consent of the Representatives. Any such registration statement, prospectus, amendment or supplement, when filed, will comply with the Act. In the event that the Registration Statement is effective at the time of execution of this Agreement, but the total number of Shares subject to this Agreement exceeds the number of Shares covered by the Registration Statement, the Company will promptly file with the Commission on the date hereof a registration statement pursuant to Rule 462(b) in accordance with the requirements of such Rule and will make payment of the filing fee therefor in accordance with the requirements of Rule 111(b) under the Act.

              (b) The Company will advise the Representatives promptly (i) when the Registration Statement, as amended, has become effective; (ii) if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A; (iii) when any post-effective amendment to the Registration Statement becomes effective; (iv) of any request made by the Commission for amendments or supplements to the Registration Statement, any Preliminary Prospectus or Prospectus or for additional information; (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or any amendment or supplement thereto or the institution or threat of any investigation or proceeding for that purpose, and will use its best efforts to prevent the issuance of any such order and, if issued, to obtain the lifting thereof as soon as possible; and (vi) of the receipt of any comments from the Commission regarding the Registration Statement, any post-effective amendment thereto, the Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto. The Company will use its best efforts to prevent the issuance of any stop order by the Commission, and if at any time the Commission shall issue any stop order, the Company will use its best efforts to obtain the withdrawal of such stop order at the earliest possible moment.

              (c) The Company will cooperate with the Representative, its counsel and the Underwriters in qualifying or registering the Shares for sale, or obtaining an exemption therefrom, under the Blue Sky laws of such jurisdictions as the Representatives shall designate, and will continue such qualifications or registrations or exemptions in effect so long as reasonably requested by the Representatives to effect the distribution of the Shares. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified.

              (d) The Company consents to the use of the Prospectus (and any amendment or supplement thereto) by the Underwriters and all dealers to whom the Shares may be sold, in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith. If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if it becomes necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Company promptly will so notify the Representatives, will prepare and file with the Commission an amendment to the Registration Statement or an amendment or supplement to the Prospectus which will correct such statement or omission or effect such compliance, each such amendment or supplement to be reasonably satisfactory to counsel to the Underwriters.

              (e) As soon as practicable, but in any event not later than forty-five (45) days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that such quarter is the Company's last fiscal quarter), the Company will make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and will deliver to each of the Representative, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of
Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act or the Rules and Regulations, covering a period of at least twelve (12) consecutive months after the effective date of the Registration Statement.

              (f) During the period of five (5) years commencing with the date hereof, the Company will deliver to the Representatives:

                   (i)  within  ninety  (90) days  after the end of each  fiscal year, financial statements for the Company, certified by the Company's independent certified public accountants, including a balance sheet, statement of operations, statement of stockholders' equity and statement of cash flows, with supporting schedules, prepared in accordance with generally accepted accounting principles, as at the end of such fiscal year and for the twelve (12) months then ended, accompanied by a copy of the certificate or report thereon of such independent certified public accountants; provided that if, during such five-year period, the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated;

                   (ii) as soon as practicable after filing with the Commission, all such reports, forms or other documents as may be required from time to time, under the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder;

                   (iii)  as  soon  as  they  are   available,   copies  of  all
information (financial or other) mailed to stockholders;

                   (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the National Association of Securities Dealers, Inc. ("NASD") or any securities exchange or market;

                   (v) promptly following release by the Company, every press release and every material news item or article of interest to the financial community in respect of the Company or its affairs which was released or prepared by the Company; and

                   (vi) as soon as possible following receipt of a request, any additional information of a public nature concerning the Company or its business which the Representatives may reasonably request.

              (g) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the Transfer Agent) for its Stock.

              (h)  The   Company   will   furnish,   without   charge,   to  the
Representatives or on the Representatives' order, at such place as the Representatives may designate, copies of the Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto, and any registration statement filed pursuant to Rule 462(b) of which three (3) copies will be signed and will include all financial statements and exhibits) and the Prospectus, and all amendments and supplements thereto in each case as soon as available and in such quantities as the Representatives may reasonably request. The Company will provide or cause to be provided to the Representatives and upon request to each Underwriter, a copy of the report on Form SR filed by the Company as required by Rule 463 under the Act.

              (i) Except pursuant to this Agreement, the Company will not, directly or indirectly, without the prior written consent of the Representatives, issue, offer, sell, offer to sell, contract to sell, grant any option to purchase, pledge or otherwise dispose (or announce any issuance, offer, sale, offer of sale, contract of sale, grant of any option to purchase, pledge or other disposition) of any shares of Stock or any securities convertible into, or exchangeable or exercisable for, shares of Stock for a period of one hundred eighty (180) calendar days after the date hereof, other than issuances pursuant to the exercise of stock options outstanding on or granted subsequent to the date hereof, pursuant to a stock option or other employee benefit plan in existence on the date hereof.

              (j) The Company will cause the Shares to be duly approved for listing on the NNM prior to the Closing Date. The Company shall take all necessary and appropriate action such that the Shares are authorized for quotation on the NNM as soon as practicable after the effectiveness of the Registration Statement and the Shares shall remain so authorized for at least thirty-six (36) months thereafter.

              (k) Neither the Company nor any of its officers or directors, nor affiliates of any of them (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to, cause or result in, or which will constitute, stabilization or manipulation of the price of any securities of the Company.

              (l) The Company will apply the net proceeds of the offering received in the manner set forth under the caption "Use of Proceeds" in the Prospectus and will file on a timely basis such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required pursuant to Rule 463 under the Act. The Company will operate its business in such a manner and, pending application of the net proceeds of the offering for the purposes and in the manner set forth under the caption "Use of Proceeds" in the Prospectus, will invest such net proceeds in such securities so as not to become an "investment company" as such term is defined under the Investment Company Act.

              (m) The Company will timely file all such reports, forms or other documents as may be required from time to time, under the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder, and all such reports, forms and documents so filed will comply as to form and substance with the applicable requirements under the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder which may from time to time be applicable to the Company. Without limiting the generality of the foregoing, the Company has filed a registration statement on Form 8-A covering the Shares pursuant to Section 12(b) of the Exchange Act and will use its best efforts to cause said registration statement to become effective on the Effective Date. The Company shall comply with the provisions of all undertakings contained in the Registration Statement.

              (n) Except as described in the Prospectus, the Company will not, until the earlier to occur of (i) thirty (30) days following the date of this Agreement or (ii) the Option Closing Date at which the Underwriters shall have purchased all of the Optional Shares of immediately after which all Optional Shares shall have been so purchased, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business.

              (o) For a period of thirty (30) days following the date of this Agreement the Company will not acquire any of the Company's capital stock, declare or pay any dividend or make any other distribution upon its capital stock payable to its holders of record on a date prior to the expiration of such 30-day period.

              (p) The Company will comply or cause to be complied with the conditions to the Underwriters' obligations set forth in Section 8 hereof.

              (q) On the Closing Date, the Company will enter into the Underwriters' Warrant Agreement and, pursuant thereto will sell to the Representatives the Underwriters' Warrants to purchase in the aggregate, 150,000 shares of Stock at an aggregate price of $____________ .

              (r) During the period of thirty (30) calendar days commencing with the date of this Agreement, the Company shall neither issue any press release or other communication, directly or indirectly, nor hold any press conference with respect to the offering of the Shares, the Company, its subsidiaries or its business, results of operations, condition (financial or otherwise), property, assets, liabilities or prospects of the Company or any of its subsidiaries, without the prior written consent of the Representatives, which consent shall not unreasonably be denied or delayed; provided, however, that if counsel to the Company is of the opinion that the issuance of a press release or other communication or a press conference is required to comply with or avoid a violation of applicable law, and having been so informed the Representatives decline to consent thereto, the Company shall be permitted to issue such press release or other communication or hold such press conference in the manner advised by its counsel.

              (s) Neither the Company nor any of its Subsidiaries will grant any person or entity registration rights with respect to any of its securities, except such rights as are subordinate to the registration rights contained in the Underwriters' Warrant Agreement and are exercisable no earlier than six (6) months after the securities to be registered upon exercise of such registration rights contained in the Underwriters' Warrant Agreement have been offered for sale pursuant to an effective registration statement under the Act and registered or qualified for sale under the Blue Sky or state securities law, rules or regulations of the jurisdictions in which such securities are to be offered for sale.

         SECTION 7. EXPENSES.

              (a) If the Underwriters purchase the Firm Shares, in accordance with the terms of this Agreement, the Company will pay the Representatives, out of the first proceeds of the offering contemplated by this Agreement, a non-accountable expense allowance of one percent (1%) of the gross proceeds raised, in order to compensate the Representatives for their expenses in connection with the transactions contemplated hereby The costs and expenses of registration, filings and fees of all counsel in completing the applications and in clearing the offering contemplated by this Agreement through the state securities commissions or similar regulatory authorities of the various states or other jurisdictions shall be borne and paid by the Company in addition to the non-accountable expense allowance referred to in the immediately preceding sentence.

              (b) If the purchase of the Firm Shares as herein contemplated is not consummated for any reason other than the Underwriters' default under this Agreement or other than by reason of Section 11(a), the Company shall reimburse the several Underwriters, in an among not to exceed $100,000 in the aggregate, for their out-of-pocket expenses (including but not limited to counsel fees and disbursements) in connection with any investigation made by them, and any preparation made by them in respect of marketing of the Shares or in contemplation of the performance by them of their obligations hereunder.

         SECTION 8. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of each Underwriter to purchase and pay for the Shares set forth opposite the name of such Underwriter in Schedule I are subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof as of the Closing Date, and as of each Option Closing Date, if any, as if they had been made on and as of the Closing

Date or Option Closing Date, as the case may be; the accuracy on and as of the Closing Date, and each Option Closing Date, if any, of the statements of officers of the Company made pursuant to the provisions hereof; the performance by the Company on and as of the Closing Date, and each Option Closing Date, as the case may be, of their respective covenants and agreements hereunder; and the following additional conditions:

              (a) The Registration Statement shall have been declared effective, and the Prospectus (containing the information omitted pursuant to Rule 430(A)) shall have been filed with the Commission not later than the Commission's close of business on the second business day following the date hereof or such later time and date to which the Representatives shall have consented. No stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the best knowledge of the Company or the Representatives, shall be contemplated by the Commission. The Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

              (b) The Representatives shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated thein or is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading

              (c) On or prior to the Closing Date, and any Option Closing Date, as the case may be, the Representatives shall have received from counsel to the Underwriters, such opinion or opinions with respect to the issuance and sale of the Firm Shares, the Registration Statement and the Prospectus and such other related matters as the Representatives reasonably may request and such counsel shall have received such documents and other information as they request to enable them to pass upon such matters.

              (d) On the Closing Date, the Underwriters shall have received the opinion, dated the Closing Date, of Shulman, Rogers, Gandal, Pordy & Ecker, P.A., counsel to the Company (which opinion may rely, with respect to certain regulatory matters, upon the opinion, dated the Closing Date, of Kelley Drye & Warren LLP, regulatory counsel to the Company, copies of which shall be provided to counsel for the Underwriters and shall be attached to the opinion of counsel of the Company and may be referred to therein), to the effect set forth below:

                   (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Maryland, its jurisdiction of incorporation, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, (except for those jurisdictions in which the failure to so qualify has not had and will not have a Material Adverse Effect). Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification (except for those jurisdictions in which the failure to so qualify has not had and will not have a Material Adverse Effect).

                   (ii) The Company has the duly authorized capitalization as set forth in the Prospectus. All of the shares of capital stock of the Company issued and outstanding immediately prior to the Closing Date or an Option Closing Date, as the case may be, have been duly and validly authorized and issued, are fully paid and non-assessable, without personal liability attaching to the ownership thereof, and none of such shares have been issued or are owned or held in violation of any preemptive or other rights of securityholders or other persons to acquire securities of the Company. The securities of the Company including, without limitation, the Shares, the Stock, the Underwriters' Warrants and the Warrant Shares conform to all statements relating thereto contained in the Registration Statement or the Prospectus. With respect to each Subsidiary of the Company, all of the issued and outstanding shares of capital stock are fully paid and non-assessable, without personal liability attaching to the ownership thereof, and none of such shares have been issued or are owned or held in violation of any preemptive or other rights of securityholders or other persons to acquire securities of the Company and (except as otherwise described in the Prospectus) are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims. Other than as disclosed in the Prospectus, to the best knowledge of such counsel, there are no holders of the securities of the Company or any of its Subsidiaries having rights to registration thereof or pre-emptive rights to purchase capital stock of the Company or any such Subsidiary. Except as created hereby or described in the Prospectus, to the best knowledge of such counsel, there are no commitments, plans or arrangements to issue, and no outstanding options, warrants or other rights, calling for issuance of, any shares of capital stock of the Company or any of its Subsidiaries or any security or other instrument which, by its terms, is convertible into, exercisable for, or exchangeable for capital stock of the Company or any of its Subsidiaries.

                   (iii) The Shares  AND THE  UNDERWRITERS'  WARRANTS  have been duly and  validly  authorized  and,  when the Shares  are  issued and  delivered against
payment therefor as provided herein, or when such Underwriters' Warrants are issued and delivered in accordance with the terms thereof and of the Underwriters' Warrant Agreement, will be duly and validly issued and fully paid and non-assessable, will not have been issued in violation of any preemptive or other rights of securityholders or other persons to acquire securities of the Company and will conform to all statements relating thereto in the Registration Statement and the Prospectus. Good and marketable title to the Shares and the Underwriters' Warrants will pass to the Underwriters on the Closing Date free and clear of any lien, encumbrance, security interest, claim or other restriction whatsoever. The Warrant Shares have been duly authorized and validly reserved for issuance and, when issued, paid for and delivered in accordance with the terms of the Underwriters' Warrant Agreement and the Underwriters' Warrants, the Warrant Shares will be duly and validly issued and fully paid and non-assessable, will not have been issued in violation of any preemptive or other rights of securityholders or other persons to acquire securities of the Company and will conform to all statements relating thereto in the Prospectus. Good and marketable title, free and clear of any lien, encumbrance, security interest, claim or any other restriction will pass to the holders of Warrant Shares issued upon exercise of Underwriters' Warrants in accordance with the terms thereof and of this Agreement and the Underwriters' Warrant Agreement.

                   (iv) The Shares have been duly approved for listing on the NNM.

                   (v) The Registration Statement is effective under the Act. Any required filing of a registration statement pursuant to Rule 462(b) has been made in the manner and within the time period required by Rule 462(b). The Prospectus has been filed with the Commission pursuant to the appropriate subparagraph of Rule 424(b) under the Act and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of such counsel, are threatened or contemplated under the Act.

                   (vi) The registration statement originally filed with respect to the Shares and each amendment thereto, each Preliminary Prospectus and Prospectus and, if any, each amendment and supplement thereto (except for the financial statements, schedules and other financial data included therein, as to which such counsel need not express any opinion), complies as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                   (vii) The descriptions and summaries contained in the Prospectus of contracts, agreements, instruments leases, licenses and other documents, are accurate and fairly represent the information required to be disclosed with respect thereto by the Act and the Rules and Regulations. To the best knowledge of such counsel, all contracts, agreements, instruments, leases, licenses or other documents which are required by the Act or the Rules and Regulations to be described in the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed.

                   (viii) To the best knowledge of such counsel, there is not pending or threatened against the Company any action, suit or proceeding by any person or any action, suit, proceeding or investigation before or by any court, regulatory body, or administrative agency or any other governmental agency or body, domestic or foreign, of a character required to be disclosed in the Registration Statement or the Prospectus which is not so disclosed therein.

                   (ix) The statements set forth under the captions "Risk Factors," "Use of Proceeds," "Business," "Management," "Shares Eligible for Future Sale," and "Description of Capital Stock" in the Prospectus, insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly and accurately summarize such legal matters, documents and proceedings.

                   (x) The Company has full legal right, power, and authority to enter into this Agreement and the Underwriters' Warrant Agreement and to consummate the transactions provided for herein and therein. All necessary corporate proceedings of the Company have been taken to authorize the execution, delivery and performance, by the Company, of this Agreement and the Underwriters' Warrant Agreement. This Agreement and the Underwriters' Warrant Agreement have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by each other party hereto or thereto, constitute the valid and binding agreements of the Company, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

                   (xi) No consent of any party to any material contract, agreement, instrument, lease, license, or other document, or any arrangement or understanding to which the Company or any of its Subsidiaries is a party, or to which any of the property, assets or business of the Company or any of its Subsidiaries is subject, is required for the execution, delivery and performance of this Agreement and the Underwriters Warrant Agreement. None of the Company's execution and delivery of this Agreement and the Underwriters Warrant Agreement, performance of its obligations hereunder and thereunder, consummation of the transactions contemplated herein or therein, and application of the net proceeds of the offering in the manner set forth under the caption "Use of Proceeds" in the Prospectus will conflict with or results in any breach or violation of any of the terms or provisions of, or constitute a default under, or entitle any other party to terminate or call a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any property or asset of the Company or any of its Subsidiaries pursuant to the terms of (i) the Charter or Bylaws of the Company or any of its Subsidiaries; (ii) the terms of any indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note agreement or other agreement or instrument known to such counsel after reasonable investigation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is or may be bound or to which any of their respective properties, assets or businesses may be subject; (iii) any statute, rule or regulation of any regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their respective businesses, activities or properties; or (iv) any order or decree of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having such jurisdiction.

                   (xii) All legally required proceedings in connection with the authorization, issue and sale of the Shares, the Underwriters' Warrants and the Warrant Shares by the Company in accordance with the provisions of this Agreement and the Underwriters' Warrant Agreement have been taken and no consent, approval, authorization, order, license, certificate declaration or permit from or of any court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign has been or is required for the Company's performance of this Agreement and the Underwriters Warrant Agreement or the consummation of the transactions contemplated hereby and thereby, except such as may be required under federal or state securities laws in connection with the purchase and distribution by the Underwriters of the Shares.

                   (xiii) To such counsel's best knowledge, the conduct of the business of the Company and each of its Subsidiaries is not in violation of any federal, state or local statute, administrative regulation or other law, which violation could have a Material Adverse Effect. The Company and each of its Subsidiaries possesses all licenses, permits, approvals and other governmental authorizations required for the conduct of its business, as described in the Prospectus; all such licenses, permits and other governmental authorizations are in full force and effect and the Company and each of its Subsidiaries is in all material respects in compliance therewith. To such counsel's best knowledge, there is no reason why the Company would not receive, or would be unlikely to receive such licenses, permits, approvals and other governmental authorization as would be required for the conduct of the Company's business as contemplated by the Prospectus.

                   (xiv) Neither the Company nor any of its Subsidiaries is in violation or breach of its respective Charter or Bylaws or similar constitutive documents. To such counsel's best, except as disclosed in the Prospectus, none of the Company, any of its Subsidiaries, or any other party is now in violation or breach of, or in default with respect to complying with, any material provision of any indenture, mortgage, deed of trust, debenture, note or other evidence of indebtedness, contract, agreement, instrument, lease or license, or arrangement or understanding which is material to the Company, and each such indenture, mortgage, deed of trust, debenture, note or other evidence of indebtedness, contract, agreement, instrument, lease or license is in full and force and is the legal, valid and binding obligation of the Company or its Subsidiary or Subsidiaries, except to the extent that the enforceability of the rights and remedies of the Company or any of its Subsidiaries under any such lease or other agreement may be limited by bankruptcy, insolvency, or similar laws generally affecting the rights of creditors and by equitable principles limiting the right to specific performance or other equitable relief.

                   (xv) To such counsel's best knowledge, the Company and each of its Subsidiaries has good and marketable title except in fee simple, to all the real property owned thereby as set forth in the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind or nature whatsoever except those, if any, referred to in the Prospectus (or reflected in the financial statements included therein) or which, in the aggregate, are not material to the Company and its business and do not materially affect the value of such property; and the real properties held or used by the Company and each of its Subsidiaries under material leases or other material agreements as set forth in the Prospectus are held under valid, subsisting and enforceable leases or other agreements with respect to which neither the Company nor any of its Subsidiaries is in default, except to the extent that the enforceability of the rights and remedies of the Company or any of its Subsidiaries under any such lease or other agreement may be limited by bankruptcy, insolvency, or similar laws generally affecting the rights of creditors and by equitable principles limiting the right to specific performance or other equitable relief.

                   (xvi) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company," or an "affiliated person" of or a "promoter" or "principal underwriter" of or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act.

                   (xvii) Neither the Company nor any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent, or employee of the Company has, directly or indirectly, while acting on behalf of the Company, (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; (ii) made any unlawful contribution to any candidate for foreign or domestic office, or to any foreign or domestic government officials or employees or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or to foreign or domestic political parties or campaigns from corporate funds, or failed to disclose fully any contribution in violation of law; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

                   (xviii) To the best knowledge of such counsel, since the effective date of the Registration Statement or the later effective date of any amendment thereto, no event has occurred which should have been set forth in an amendment or supplement to the Registration Statement or Prospectus which has not been so set forth. (xix) Schedule 1 hereto accurately and completely lists all of the licenses, permits, and authorizations issued by the FCC (collectively, the "Licenses") necessary for the Company to carry on its business as described in the Registration Statement and Prospectus. Schedule 2 hereto accurately and completely lists all pending applications filed by the Company with the FCC.

                   (xx) To the best knowledge of such counsel, the Licenses are validly issued. "Validly issued" as used herein means that the Licenses have been issued through the means of regular FCC procedures applied in conformity with the Communications Act and prior FCC practice and there is no legal basis under the Communications Act to conclude that the Company cannot hold one or more of the Licenses as a matter of law. To the best of knowledge of such counsel (i) the Licenses are in full force and effect without conditions that would have a Material Adverse Effect , except for such conditions imposed generally by the FCC upon such licenses or conditions stated on the face of the Licenses, (ii) all express conditions in the Licenses have been satisfied where the failure to satisfy such conditions would have a Material Adverse Effect, and
(iii) the Company has not received any notification that any revocation or limitation of the Licenses is threatened or pending that would have a Material Adverse Effect.

                   (xxi) Except as specified in Schedule 3 hereto, the Company has filed with the FCC all applications, statements, reports, information, forms, or any other document required under the Communications Act, except where the failure to so file would not have a Material Adverse Effect, and, to the best knowledge of such counsel, such filings or submissions were in compliance with applicable laws or regulations when filed or submitted and no deficiencies have been asserted by the FCC with respect to such filings or submissions except where the deficiency is of such a nature that failure to cure any such deficiency would not have a Material Adverse Effect, and the information contained in such filings or submissions was, in all material respects, accurate, complete and up-to-date at the time the filings or submissions were made.

                   (xxii) The Company has filed with the applicable foreign and domestic regulatory authorities each and every statement, report, information or form required by any applicable law, regulation or order, except where the failure to so file would not have a Material Adverse Effect, and all such filings or submissions were in compliance with applicable laws when filed, and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions, except where the failure to so file or cure any such deficiency would not have a Material Adverse Effect. The Company has maintained in full force and effect all licenses and permits necessary or proper for the conduct of its business, except where the failure to do so would not have a Material Adverse Effect, and the Company has not received any notification that any revocation or limitation thereof is threatened or pending that would have such an effect. Except as disclosed in the Registration Statement and the Prospectus, there is not pending any change under any law, regulation, license or permit that would have a Material Adverse Effect. The Company has not received any notice of, or, to the best knowledge of such counsel, been threatened with or is under investigation with respect to, a violation or a possible violation of any provision of any law, regulation or order, except such violation or violations as would not have a Material Adverse Effect.

                   (xxiii) With respect to state certificates of public convenience and necessity or other operating authorizations issued by state and public utility commissions or similar state governmental agencies (collectively "PUCs" and individually a "PUC") (such PUC certificates and authorizations are hereinafter referred to collectively as the "State Authorizations") held by the Company, such State Authorizations are in full force and effect and are unimpaired by any act or omission of the Company or any of its employees or agents, in each case except where such authorization is not required or where the failure to so hold any such State Authorization would not have a Material Adverse Effect.. The State Authorizations are all of the licenses, authorizations, consents and approvals necessary from the PUCs in order to allow the Company to own its assets and carry on its business as currently being conducted, except where the failure to so hold any State Authorizations would not have a Material Adverse Effect. To the best knowledge of such counsel, there are no proceedings of any kind, including but not limited to rulemaking proceedings of general applicability in the industry or industries in which the Company operates, by or before any PUC, now pending or threatened, which, if adversely determined, would have a Material Adverse Effect. Neither the execution and delivery of this Agreement and the Underwriters' Warrant Agreement or the consummation of the transactions contemplated herein and therein and in the Registration Statement will conflict with or result in a breach of, or require any authorization, approval or consent under the Communications Act of 1934, as amended (the "Communications Act"), or the rules of the Federal Communications Commission (the "FCC") or the communications statutes of any state or the policies or rules of any PUC.

                   (xxiv) To the best knowledge of such counsel, there is no proceeding, formal or informal complaint or investigation before the FCC or any PUC against the Company or any of the Licenses identified in Schedule 1 or based on any violation or alleged violation by the Company of the Communications Act or any state law, except for proceedings affecting the industry generally to which the Company is not a specific party.

              In addition, such counsel shall state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company and its Subsidiaries, with the Company's independent public accountants, and with the Representatives, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Registration Statement and the Prospectus and on the basis of the foregoing, nothing has come to such counsel's attention that would lead such counsel to believe that either the Registration Statement or any amendment thereto, as of the date the Registration Statement or such amendment is or was declared effective, and as of the Closing Date or any Option Closing Date, as the case may be, or the Prospectus as of the date thereof and as of the Closing Date or any Option Closing Date, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any belief with respect to the financial statements, and the notes and schedules related thereto and other financial information or statistical data included in the Registration Statement, any amendment thereto, or the Prospectus).

              In rendering any such  opinions,  such counsel may rely, (i) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company provided that copies of any such certificates shall be delivered to counsel for the Underwriters; and (ii) to the extent such counsel deems proper, upon written statements or certificates of public officials, provided that copies of any such statements or certificates shall be delivered to counsel for the Underwriters.

              References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

              (e) On or prior to the Closing Date or any Option Closing Date, as the case may be, counsel to the Underwriters shall have been furnished such documents, certificates and opinions as they may reasonably require in order to evidence the accuracy, completeness or satisfaction of any of the representations or warranties of the Company or conditions herein contained.

              (f) At the time that this Agreement is executed by the Company the Underwriters shall have received from Arthur Andersen LLP a letter as of the date of this Agreement in form and substance satisfactory to the Representatives (the "Original Letter"), and on the Closing Date and any Option Closing Date the Underwriters shall have received from such firm a letter dated the Closing Date or such Option Closing Date, stating that, as of a specified date not earlier than five (5) calendar days prior to the

Closing Date or Option Closing Date, as the case may be, nothing has come to the attention of such firm to suggest that the statements made in the Original Letter are not true and correct.

              (g) On the Closing Date and any Option Closing Date, the Underwriters shall have received a certificate, dated the Closing Date or such Option Closing Date, as the case may be, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that each such person has carefully examined the Registration Statement and the Prospectus and any amendments or supplements thereto and this Agreement, and that:

                   (i) the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to the Closing Date or such Option Closing Date;

                   (ii) No Stop Order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of each such person, are contemplated or threatened under the Act and any and all filings required by Rule 424, Rule 430A and Rule 462(b) have been timely made;

                   (iii) The Registration Statement and Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required by the Act or the Rules and Regulations to be included therein, and neither the Registration Statement or the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                   (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus or any amendment or supplement thereto, up to and including the Closing Date or the Option Closing Date, as the case may be, neither the Company nor any of its Subsidiaries has incurred, other than in the ordinary course of its business or as described in the Prospectus or in an amended or supplemented Prospectus, any material liabilities or obligations, direct or contingent; the Company has not purchased any of its outstanding capital stock or paid or declared any dividends or other distributions on its capital stock; neither the Company nor any of its Subsidiaries has entered into any transactions not in the ordinary course of business; and there has not been any change in the capital stock or long-term debt or any increase in the short-term borrowings (other than any increase in short-term borrowings in the ordinary course of business) of the Company or any material adverse change to the business, properties, assets, net worth, condition (financial or other), results of operations or prospects of the Company; the Company has not sustained any material loss or damage to its property or assets, whether or not insured; there is no litigation which is pending or threatened against the Company which is required under the Act or the Rules and Regulations to be set forth in an amended or supplemented Prospectus which has not been set forth; and there has not occurred any event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

                   References to the Registration Statement and the Prospectus in this paragraph (g) are to such documents as amended and supplemented at the date of this certificate.

                   (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus up to and including the Closing Date or any Option Closing Date, as the case may be, there has not been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 8 or (ii) any change, or any development involving a prospective change, in the business or properties of the Company which change or decrease in the case of clause (i) or change or development in the case of clause (ii) makes it impractical or inadvisable in the Representatives' judgment to proceed with the public offering or the delivery of the Shares as contemplated by the Prospectus.

                   (i) No order suspending the sale of the Shares in any jurisdiction designated by you pursuant to Section 6(c) hereof has been issued on or prior to the Closing Date or any Option Closing Date, as the case may be, and no proceedings for that purpose have been instituted or, to the best knowledge of such persons or that of the Company, have been or are contemplated.

                   (j) The Representatives shall have received from each person who is a director or officer of the Company, each stockholder, and each other person, if any, who has the right to acquire more than 5% or more of the outstanding shares of Stock, assuming exercise of currently exercisable stock options on a fully diluted basis, an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of the Representatives, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, grant any option to purchase, pledge or otherwise dispose (or announce any offer, sale, offer of sale, contract of sale, grant of an option to purchase, pledge or other disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the date of this Agreement.

                   (k) The Shares shall have been duly authorized for listing on the NNM.

                   (l) The NASD, upon review of the terms of the public offering of the Shares contemplated hereby, shall have indicated that it has no objection to the underwriting arrangements pertaining to the sale of the Shares and the Underwriters' participation in the sale of the Shares as so contemplated.

                   (m) The Company shall have furnished the Underwriters with such further opinions, letters, certificates or documents as the Representatives or counsel for the Underwriters may reasonably request.

         All opinions, certificates, letters and documents to be furnished by the Company will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriters and to counsel for the Underwriters. The Company shall furnish the Underwriters with manually signed or conformed copies of such opinions, certificates, letters and documents in such quantities as you reasonably request. The certificates delivered under this
Section 8 shall constitute representations, warranties and agreements of the Company as to all matters set forth therein as fully and effectively as if such matters had been set forth in Section 2 of this Agreement.

         If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at either the Closing Date or any Option Closing Date is not so satisfied, this Agreement, at the Representatives' election, will terminate upon notification to the Company without liability on the part of any Underwriter (including the Representatives) or the Company, except for the expenses to be paid by the Company pursuant to Section 7 hereof and except to the extent provided in Section 9 hereof.


         SECTION 9. INDEMNIFICATION.

              (a) The Company agrees to indemnify and hold harmless each Underwriter, and its officers, directors, partners, employees, agents and counsel, and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, claims, damages, liabilities or expenses whatsoever (which shall include, for all purposes of this Section 9, but not be limited too, attorneys fees and any and all fees and expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement), joint or several (and actions in respect thereof), to which such Underwriter, officer, director, partner, employee, agent counsel or controlling person may become subject, under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto, or any blue sky application or other document executed by the Company specifically for the purposes of qualifying, or based upon written information furnished by the Company in any state or other jurisdiction in order to qualify, any or all of the Shares under the securities or blue sky laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements not misleading and will reimburse, as incurred, such Underwriter, partner, employee, agent, counsel or controlling person in connection with investigating, defending or appearing as a third party witness in connection with any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, expense or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with information furnished in writing to the Company on behalf of such Underwriter through the Representatives expressly for use therein, and provided, further, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage, liability or action purchased Shares which are the subject thereof to the extent that any such loss, claim, damage, liability or action (i) results from the fact that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (as amended and supplemented), unless such failure resulted from non-compliance by the Company with Section 6(h) hereof. The indemnity agreement in this paragraph (a) shall be in addition to any liability which the Company may otherwise have.

              (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages, liabilities or expenses whatsoever (which shall include, for all purposes of this Section 9, but not be limited too, attorneys fees and any and all fees and expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement), (and actions in respect thereof) to which the Company or any such director, officer, or controlling person may become subject, under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto or in any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing by that Underwriter through the Representatives to the Company expressly for use therein. The Company acknowledges that the statements with respect to the public offering of the Shares set forth under the caption "Underwriting" and the stabilization legend the Prospectus have been furnished by the Underwriters to the Company expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus. The indemnity agreement contained in this paragraph (b) shall be in addition to any liability which the Underwriters may otherwise have.

              (c)  Promptly  after  receipt by an  indemnified  party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof it to be made against one or more indemnifying parties under this Section 8, notify such indemnifying party or parties of the commencement thereof; but the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under paragraph (a) or (b) of this Section 8 to the extent that the indemnifying party was not adversely affected by such omission. In case any such action is brought against an indemnified party and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties against which a claim is to be made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party has reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses (other than the reasonable costs of investigation) subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party has employed such counsel in connection with the assumption of such different or additional legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the indemnifying party has not employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party.

              (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. In any case where the Company is a contributing party and the Underwriters are the indemnified party, the relative benefits received by the Company on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by the Underwriters hereunder. The Underwriters' obligations to contribute pursuant to this paragraph (d) are several in proportion to their respective underwriting obligations, and not joint. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), (i) each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter and (ii) each director of the Company, each officer of the Company who has signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation (x) it or they may have hereunder or otherwise than under this paragraph (d) or (y) to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may otherwise have.

        SECTION 10. REPRESENTATIONS, ETC. TO SURVIVE DELIVERY. The respective representations, warranties, agreements, covenants, indemnities and statements of, and on behalf of, the Company and its officers and the Underwriters, respectively, set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, and will survive delivery of and payment for the Shares. Any successors to the Underwriters shall be entitled to the indemnity, contribution and reimbursement agreements contained in this Agreement.

         SECTION 11. EFFECTIVE DATE AND TERMINATION.

              (a) This Agreement shall become effective at _____ a.m., Washington, D.C. time, on the first business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representatives, in their sole discretion, shall release the Shares for the sale to the public, unless prior to such time the Representatives shall have received written notice from the Company that it elects that this Agreement shall not become effective, or the Representatives shall have given written notice to the Company that the Representatives on behalf of the Underwriters elect that this Agreement shall not become effective; provided, however, that the provisions of this Section 11 and of Section 7 and Section 9 hereof shall at all times be effective. For purposes of this Section 11(a), the Shares to be purchased hereunder shall be deemed to have been so released upon the earlier of notification by the Representatives to securities dealers releasing such Shares for offering or the release by the Representatives for publication of the first newspaper advertisement which is subsequently published relating to the Shares.

              (b) This Agreement (except for the provisions of Sections 7 and 9 hereof) may be terminated by the Representatives by notice to the Company in the event that the Company has failed to comply in any respect with any of the provisions of this Agreement required on its part to be performed at or prior to the Closing Date or any Option Closing Date, as the case may be, or if any of the representations or warranties of the Company are not accurate in any respect or if the covenants, agreements or conditions of, or applicable to, the Company herein contained have not been complied with in any respect or satisfied within the time specified on the Closing Date or any Option Closing Date, as the case may be, or if prior to the Closing Date or any such Option Closing Date:

                   (i) the Company shall have sustained a loss by strike, fire, flood, accident or other calamity of such a character as to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss was insured;

                   (ii) trading in the Stock shall have been suspended by the Commission or the NNM or trading in securities generally on the New York Stock Exchange or the NNM shall have been suspended or a material limitation on such trading shall have been imposed or minimum or maximum prices shall have been established on either such exchange or market;

                   (iii) a banking moratorium shall have been declared by New York or United States authorities;

                   (iv) there shall have been an outbreak or escalation of hostilities between the United States and any foreign power or an outbreak or escalation of any other insurrection or armed conflict involving the United States;

                   (v) there shall have been commenced any action, suit or proceeding at law or in equity against the Company, or by any federal, state or other commission, board or agency, wherein any unfavorable decision would materially adversely affect the business, properties or financial condition of the Company;

                   (vi) there shall have occurred any material adverse market conditions, of which the Representatives shall be the sole judge;

                   (viii) Company's independent public accountants shall have imposed qualifications in certifying to, or its attorneys in opining upon, material items including, without limitation, information in the footnotes to the financial statements or matters incident to the issuance and sale of the Shares, corporate proceedings or other subjects; or

                   (vi) there shall have been a material adverse change in (i) general economic, political or financial conditions or (ii) the present or prospective business or condition (financial or other) of the Company that, in each case, in the Representative's judgment makes it impracticable or inadvisable to make or consummate the public offering, sale or delivery of the Company's Shares on the terms and in the manner contemplated in the Prospectus and the Registration Statement.

              (c) Termination of this Agreement under this Section 11 or Section 12 after the Firm Shares have been purchased by the Underwriters hereunder shall be applicable only to the Optional Shares. Termination of this Agreement shall be without liability of any party to any other party other than as provided in Sections 7 and 9 hereof.

         SECTION 12. SUBSTITUTION OF UNDERWRITERS. If one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 or 11 hereof) to purchase and pay for (a) in the case of the Closing Date, the number of Firm Shares agreed to be purchased by such Underwriter or Underwriters upon tender to the Representatives such Firm Shares in accordance with the terms hereof or (b) in the case of any Option Closing Date, the number of Optional Shares agreed to be purchased by such Underwriter or Underwriters upon tender to the Representatives of such Optional Shares in accordance with the terms hereof, and the number of such Shares shall not exceed 10% of the Firm Shares or Optional Shares required to be purchased on the Closing Date or such Option Closing Date, as the case may be, then, each of the non-defaulting Underwriters shall purchase and pay for (in addition to the number of such Shares which it has severally agreed to purchase hereunder) that proportion of the number of Shares which the defaulting Underwriter or Underwriters shall have so failed or refused to purchase on such Closing Date or Option Closing Date, as the case may be, which is the percentage set forth next to each such Underwriter's name on
Schedule I. In such case, the Representatives, on behalf of the Underwriters, shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, to a date not exceeding seven (7) full business days after the date originally fixed as such Closing Date or the Option Closing Date, as the case may be, pursuant to the terms hereof in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made.

         If one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 or 11 hereof) to purchase and pay for (a) in the case of the Closing Date, the number of Firm Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Firm Shares in accordance with the terms hereof or (b) in the case of the Option Closing Date, the number of Optional Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Optional Shares in accordance with the terms hereof, and the number of such Shares shall exceed 10% of the Firm Shares or Optional Shares required to be purchased by all the Underwriters on the Closing Date or the Option Closing Date, as the case may be, then (unless within forty-eight
(48) hours after such default arrangements to your satisfaction shall have been made for the purchase of the defaulted Shares by an Underwriter or Underwriters) and subject to the provisions of Section 11(b) hereof, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or on the part of the Company except as otherwise provided in Sections 7 and 9 hereof.
As  used  in  this  Agreement,   the  term  "Underwriter"  includes
any person substituted for an Underwriter under this paragraph.  Nothing in this
Section 12, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         SECTION 13. NOTICES. All communications hereunder shall be in writing and if sent to the Representatives shall be mailed or delivered or sent by facsimile transmission and confirmed by letter to Ferris, Baker Watts, Incorporated at 1720 Eye Street, N.W., Washington, D.C. 20006, Attention:
Richard K. Prins (facsimile number: (703) 761-9610) or, if sent to the Company, shall be mailed or delivered or sent by facsimile transmission and confirmed by letter to the Company at 10411 Motor City Drive, Bethesda, Maryland 20817, attention: Ram Mukunda (facsimile number: (301) 365-8969).

         SECTION 14. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the Company and each Underwriter and the Company's and each Underwriter's respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that the representatives, warranties, indemnities and contribution agreements of the Company contained in this Agreement shall also be for the benefit of the partners, employees agents of each Underwriter and any person or persons, if any, who control any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, and except that the Underwriters' indemnity and contribution agreements shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons, if any, who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Shares from the Underwriters will be deemed a successor because of such purchase.

         SECTION 15. APPLICABLE LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to the choice of law or conflict of law principles thereof. Each party hereto consents to the jurisdiction of each court in which any action is commenced seeking indemnity or contribution pursuant to Section 9 above and agrees to accept, either directly or through an agent, service of process of each such court.

         SECTION 16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us three (3) counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                Very truly yours,

                                STARTEC GLOBAL COMMUNICATIONS, INC.


                                By:
                                       ------------------------------
                                Name:
                                       ------------------------------
                                Title:
                                       ------------------------------



Accepted as of the date hereof

FERRIS, BAKER WATTS, INCORPORATED
1720 EYE STREET, N.W.
WASHINGTON, D.C.  20006


BY:  FERRIS, BAKER WATTS, INCORPORATED
ON BEHALF OF EACH OF THE UNDERWRITERS

BY:
       --------------------------------
NAME:
TITLE:

                                   SCHEDULE I

                             NUMBER OF SHARES TO BE
                         PURCHASED BY EACH UNDERWRITER






                                                                Number of Firm
                                                                --------------
                                                          Shares to be Purchased
                                                          ---------------------
    Name of Underwriter              Percentage               from the Company
    -------------------              ----------               ----------------





Ferris, Baker Watts, Incorporated................


Boenning & Scattergood...........................